Exhibit 10.25

March 14, 2007

Noble International, Ltd.

28213 Van Dyke

Warren, Michigan 48093

Attention: David J. Fallon, CFO

Re:	First Amendment to (“First Amendment”) under the Noble International, Ltd. Sixth Amended and Restated Credit Agreement dated as of December 11, 2006 (as amended or otherwise modified from time to time, the “Credit Agreement”) among Noble International, Ltd. (“Borrower”), the Lenders parties thereto from time to time and Comerica Bank, as Agent for the Lenders (the “Agent”).

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used in this First Amendment shall have the meanings given them in the Credit Agreement.

1. Based upon the Agent’s receipt of the approval of the requisite Lenders and subject to the terms and conditions set forth in this First Amendment, the Agent hereby confirms the agreement by the requisite Lenders to amend and restate the definition of “Base Tangible Net Worth” in Section 1 of the Credit Agreement as follows:

“Base Tangible Net Worth” shall mean, as of the last day of any fiscal quarter, an amount equal to the sum of $30,000,000 plus fifty percent (50%) of Consolidated Net Income (not reduced by losses) for each fiscal quarter, commencing with the quarter ending on March 31, 2007.

2. Subject to the representation made by the Borrower in the next sentence, the Lenders hereby consent to the execution by the Borrower of a Share Purchase Agreement with Arcelor S.A., substantially in the last form of such agreement that was delivered to the Lenders as of the date of the First Amendment, in connection with the proposed acquisition by Noble and/or certain of its Subsidiaries of substantially all of the laser-welded blanks business properties and assets which are directly or indirectly owned or controlled by Arcelor S.A., and agree that the mere execution of the Share Purchase Agreement shall not be deemed to be a default under Section 8.4 of the Credit Agreement, provided that the foregoing consent shall not be deemed to be an approval by the Agent or any Lender of consummation of any of the transactions contemplated by the Share Purchase Agreement. Borrower hereby represents and warrants to the Lenders that, under the terms of the Share Purchase Agreement, Borrower’s obligations to consummate the transactions contemplated by the Share Purchase Agreement are contingent upon Borrower’s receipt of approval of the transactions (to the extent necessary under the terms of the Credit Agreement) by the requisite Lenders.

3. The Lenders hereby agree to extend the due date set forth in the Post-Closing Letter dated December 11, 2006, for the required delivery of leasehold mortgages and related documentation for certain properties specified on Exhibit A thereto, from March 14, 2007 to May 14, 2007.

4. This First Amendment shall become effective (according to the terms hereof) on the date that the following conditions shall have been satisfied:

(a) Agent shall have received via facsimile (followed by the prompt delivery of original signatures) counterpart originals of this First Amendment, in each case duly executed and delivered by the Agent, the Borrower and the Lenders.

(b) Agent shall have received the Acknowledgment of Guarantors, executed and delivered by each Guarantor in the form attached to this First Amendment as Attachment 1.

(c) Borrower shall have paid to the Agent and the Lenders all interest, fees and other amounts, if any, due and owing to the Agent and the Lenders as of the date of this First Amendment.

5. Borrower hereby represents and warrants that, after giving effect to the amendments, consents and waivers contained herein, (a) execution and delivery of this First Amendment and the performance of its obligations under the Credit Agreement as amended hereby (herein, as so amended, the “Amended Credit Agreement”) are within its corporate powers, have been duly authorized, are not in contravention of law or the terms of its articles of incorporation, bylaws or operating agreement, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments set forth herein, of any governmental body, agency or authority, and the Amended Credit Agreement will constitute the valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); (b) the representations and warranties set forth in Sections 6.1 through 6.24, inclusive, of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof (other than any such representation or warranty which expressly speaks only as of a different date); and (c) as of the date hereof, no Default or Event of Default has occurred and is continuing.

6. Except as specifically set forth herein, this First Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants) or any of the other Loan Documents, or to constitute a waiver or release by any of the Lenders or the Agent of any right, remedy, Collateral, Default or Event of Default under the Credit Agreement or any of the other Loan Documents, except to the extent specifically set forth herein. Furthermore, this First Amendment shall not affect in any manner whatsoever any rights or remedies of the Lenders or the Agent with respect to any other non-compliance by the Borrower with the Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

7. This First Amendment shall be a contract made under and governed by the internal laws of the State of Michigan, and may be executed in counterpart, in accordance with Section 13.10 of the Credit Agreement.

2

By signing and returning a counterpart of this letter to the Agent, the Loan Parties acknowledge their acceptance of the terms of this First Amendment. This First Amendment shall not become effective unless and until countersigned by the Loan Parties and returned to the Agent.

Very truly yours,

COMERICA BANK, as Agent

By:	/s/ RONALD M. RUKS
Its:	Vice President

Acknowledged and Accepted

as of March 9, 2007:

NOBLE INTERNATIONAL, LTD.

By:	/s/ DAVID J. FALLON
Its:	CFO

Signature Page to First Amendment

(752917)

AUTHORIZATION OF CONSENT

The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached form of First Amendment and authorizes the Agent to issue the foregoing First Amendment to the Loan Parties.

Comerica Bank
[Lender]

By:	/S/ RONALD M. RUKS
Its:	Vice President

Date:	March 9, 2007

Signature Page to First Amendment

(752917)

AUTHORIZATION OF CONSENT

The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached form of First Amendment and authorizes the Agent to issue the foregoing First Amendment to the Loan Parties.

JPMorgan Chase, Bank, N.A.
[Lender]

By:	/s/ JESSICA RODER
Name:	Jessica Roder V.P.

Date: March 9, 2007

Signature Page to First Amendment

(752917)

AUTHORIZATION OF CONSENT

The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached form of First Amendment and authorizes the Agent to issue the foregoing First Amendment to the Loan Parties.

BMO Capital Markets Financing, Inc.
[Lender]

By:	/S/ WILLIAM THOMSON
Name:	William Thomson, VP

Date: March 9, 2007

Signature Page to First Amendment

(752917)

AUTHORIZATION OF CONSENT

The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached form of First Amendment and authorizes the Agent to issue the foregoing First Amendment to the Loan Parties.

National City Bank

By:	/S/ ROBERT J. LEHMAN III
Name:	Robert J. Lehman III

Date: March 9, 2007

Signature Page to First Amendment

(752917)

AUTHORIZATION OF CONSENT

The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached form of First Amendment and authorizes the Agent to issue the foregoing First Amendment to the Loan Parties.

Citizens Bank

By:	/S/ TROY STEVENSON
Name:	Troy Stevenson

Date: March 15, 2007

Signature Page to First Amendment

(752917)

ATTACHMENT 1

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned, being an authorized officer of the guarantors listed below (collectively, the “Guarantors”) hereby acknowledge that (a) such Guarantor executed a Second Amended and Restated Guaranty dated as of October 12, 2006 (“Guaranty”) and that certain Reaffirmation of Loan Documents dated as of December 11, 2006, pursuant to which such Guarantor guaranteed the obligations of the Borrower under that certain Noble International, Ltd. Sixth Amended and Restated Credit Agreement dated as of December 11, 2006 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Noble International, Ltd. (“Borrower”), the Lenders parties thereto from time to time and Comerica Bank, as Agent for the Lenders (the “Agent”) and (b) Borrower, the Lenders and the Agent have executed the First Amendment to the Credit Agreement dated as of date hereof (the “Amendment”). Each of the undersigned hereby ratifies and confirms its obligations under the Credit Agreement and the Guaranty and agrees that the Guaranty remains in full force and effect after giving effect to the effectiveness of the Amendment. Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement. This acknowledgment shall be governed by and construed in accordance with the laws of, and be enforceable in, the State of Michigan.

Dated as of the 9th day of March, 2007.

NOBLE COMPONENTS & SYSTEMS, INC.,
NOBLE ADVANCED TECHNOLOGIES, INC.,
NOBLE TUBE TECHNOLOGIES, LLC,
NOBLE LOGISTIC SERVICES, INC.,
NOBLE METAL PROCESSING-OHIO, LLC,
PULLMAN INDUSTRIES, INC.,
PULLMAN INVESTMENTS LLC,
PULLMAN INDUSTRIES OF INDIANA, INC.,
NOBLE MANUFACTURING GROUP, INC.,
NOBLE METAL PROCESSING, INC.,
NOBLE LAND HOLDINGS, INC.,
PROTOTECH LASER WELDING INC.,
NOBLE SWISS HOLDINGS, INC.,

By:	/S/ DAVID J. FALLON
Name:	David J. Fallon
Title:	Chief Financial Officer of each of the foregoing entities

Acknowledgment of Guarantors

(752917)